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                                                                   EXHIBIT 10(i)

                               EARL SCHEIB, INC.

                            Stock Option Agreement


          This Option Agreement is made as of this 10th day of January, 1995, between Earl Scheib, Inc., a Delaware corporation (the "Company"), and Christian Bement, Executive Vice President of the Company and/or its Subsidiaries ("Employee").

                                R E C I T A L S
                                - - - - - - - -

          1. The Employee has been hired to render valuable services to the Company and/or its Subsidiaries.

          2. The Company desires to induce Employee to render such services by providing Employee an opportunity to purchase shares of the Company's Common Stock, $1.00 par value, pursuant to the terms and conditions hereafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

          1.   DEFINITIONS.  As used herein, the following terms shall have the
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following meanings:

               1.1  Board shall mean the Board of Directors of the Company.
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               1.2  Code shall mean the Internal Revenue Code of 1986, as now in
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effect or as hereafter amended.

               1.3  Committee shall mean the Compensation Committee appointed by
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the Board.

               1.4  Common Stock shall mean the shares of Common Stock, $1.00
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par value, of the Company.

               1.5  Company shall mean Earl Scheib, Inc., a Delaware
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corporation, and any successor to it.

               1.6  Disability shall have the meaning set forth in Section
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22(e)(3) of the Code, as that section may be amended from time to time.

               1.7  Employee shall mean any individual employed by and receiving
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compensation from the Company or any Subsidiary.

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               1.8  Fair Market Value of Common Stock shall mean, at any date,
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the value determined by the Board by any fair and reasonable means, including
(i) if the shares of Common Stock are reported on the American Stock Exchange ("AMEX Market"), the last sale price reported on that day or, if there were no sales on that day, the mean of the closing bid and asked price for a share of Common Stock as of the date for which such value is determined; (ii) if shares of Common Stock are listed on one or more exchanges, the last sale on the exchange on which the shares of Common Stock are primarily listed and traded on that date or, if there were no sales on that date, the mean of the bid and asked prices for a share of Common Stock on that exchange at the close of business on that date; (iii) if shares of Common Stock are not reported on the AMEX Market or listed for trading on a national securities market but are traded in the domestic over-the-counter market, the mean of the closing bid and asked quotations for a share of Common Stock as of the date for which such value is being determined.

               1.9  Option shall mean the Option granted hereunder.
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               1.10 Option Agreement shall mean this agreement evidencing the
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right to purchase shares of Common Stock pursuant to the terms hereof.

               1.11 Purchase Price shall mean the amount set forth as follows:
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               $5.50 per share (last sales price on AMEX on January 10, 1995)
     with regard to the option to purchase the first 100,000 shares or any portion thereof, such shares to vest first.

               $9.00 per share with regard to purchase the second 100,000 shares or any portion thereof, such shares to vest second.

               1.12 Subsidiary shall mean any corporation that at the time
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qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code, as that section may be amended from time to time.

               1.13 Vesting shall mean the absolute and fixed right to exercise
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or purchase the shares of Common Stock subject to the Option.

          2.   Grant of Option.  Subject to the terms of this Option Agreement
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and further subject to majority approval of this Company's Shareholders to be requested at the Company's Annual Meeting of Shareholders to be held following the close of

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its fiscal year ending April 30, 1995, the Company hereby irrevocably grants to
Employee the right and option to purchase all or any part of an aggregate of Two Hundred Thousand (200,000) shares of Common Stock (such number being subject to adjustment as provided in Section 8).

          3.   TERMS OF OPTION.

               (a) Subject to earlier termination as provided in Sections 6 and 7, the term of the Option shall be for a period of five (5) years from the date hereof.

               (b) Subject to Section 3(c), the Option granted hereunder shall be exercisable in accordance with the following Vesting provision:

               50% at 7:00 p.m. (PST) on January 10, 1996
               12-1/2% at 7:00 p.m. (PST) on April 10, 1996
               12-1/2% at 7:00 p.m. (PDT) on July 10, 1996
               12-1/2% at 7:00 p.m. (PDT) on October 10, 1996
               12-1/2% at 7:00 p.m. (PST) on January 10, 1997

               (c) If the terms of Sections 6(c) or 7 are applicable, then the Option granted hereunder shall be exercisable in accordance with the following Alternate Vesting provision:

               12-1/2% at 7:00 p.m. (PST) on April 10, 1995
               12-1/2% at 7:00 p.m. (PDT) on July 10, 1995
               12-1/2% at 7:00 p.m. (PDT) on October 10, 1995
               12-1/2% at 7:00 p.m. (PST) on January 10, 1996
               12-1/2% at 7:00 p.m. (PST) on April 10, 1996
               12-1/2% at 7:00 p.m. (PDT) on July 10, 1996
               12-1/2% at 7:00 p.m. (PDT) on October 10, 1996
               12-1/2% at 7:00 p.m. (PST) on January 10, 1997

               (d) Except as provided in Sections 6 and 7, the Option may not be exercised any time unless Employee shall have been in the continuous full-time employ of the Company or one or more of its Subsidiaries from the date hereof to the date of its exercise. Company and Employee acknowledge that Employee now serves on the board of directors of or otherwise provides services to other entities and Employee agrees that Employee shall resign such positions if so requested by the Company if the Company believes in its sole and absolute discretion that such other services will result in Employee failing to comply with this Section 3(d).

          4.   METHOD OF EXERCISING OPTION.  Subject to the terms and conditions
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of this Option Agreement, the Option may be exercised by written notice (the
"Notice") to the Company, 8737

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Wilshire Boulevard, Beverly Hills, California 90211, attention: Chief Financial
Officer. Such Notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such Notice shall be accompanied by payment of the full Purchase Price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the Notice is received. Payment of such purchase price shall be made by certified or cashier's check payable to the order of the Company or by transfer to the Company of shares of Common Stock valued for this purpose at their Fair Market Value at the date of exercise, or any combination thereof. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the Notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to, or upon written order of, the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Employee, such Notice shall be accompanied by appropriate proof satisfactory to counsel to the Company of the right of such person to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

          5.   NON-TRANSFERABILITY.  No Option shall be transferable otherwise
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than by will or the laws of descent and distribution in accordance with the provisions of Section 7, and this Option may be exercised, during the lifetime of the Employee, only by him or her. More particularly (but without limiting the generality of the foregoing), this Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon an Option shall be null and void and without effect.

          6.   TERMINATION OF EMPLOYMENT.  In the event that Employee shall
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cease to be employed by the Company and its Subsidiaries for any reason other than death, the Employee shall have the right to exercise his Option at any time within three (3) months after such cessation of employment but only as to such number of shares of Common Stock as to which the Option was exercisable at the date of such cessation of employment. Notwithstanding the provisions of the preceding sentence:

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(a) if cessation of employment occurs by reason of the Disability of the
Employee, such three-month period shall be extended to one year; (b) if employment is terminated at the request of the Company or any Subsidiary for Substantial Cause (as that term is defined below), the Employee's right to exercise the Option shall terminate at the time notice of termination of employment is given by the Company or any such Subsidiary to such Employee; and
(c) if employment is terminated at the request of the Company or any Subsidiary for reasons other than Substantial Cause, then the Option granted hereunder shall vest according to the Alternate Vesting provision stated in Section 3(c). For purposes of this Section, the term "Substantial Cause" shall include: (i) the commission of a criminal act against, or in derogation of the interests of the Company or any of its Subsidiaries, (ii) knowingly divulging confidential information about the Company or any of its Subsidiaries to a competitor or to the public; (iii) interference with the relationship between the Company or any of its Subsidiaries and any major customer; or (iv) the performance of any action that the Committee, in its reasonable discretion, may deem to be sufficiently injurious to the interests of the Company or any of its Subsidiaries to constitute Substantial Cause for termination. A transfer of employment from the Company to a Subsidiary or vice versa shall not be deemed a termination of employment.

          7.   DEATH OR DISABILITY OF EMPLOYEE.  If the Employee shall die while
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employed by the Company or one or more of its Subsidiaries, or within three (3)
months after the termination of employment (unless termination occurs due to Substantial Cause, as defined above), the Option may be exercised (to the extent that the Employee shall have been entitled to do so at the date of his death pursuant to the Alternate Vesting provision stated in Section 3(c)) by the Employee's estate, personal representative or the person that acquires the Employee's Option by bequest or inheritance at any time before the date that such Option would otherwise terminate, but only as to the number of shares as to which such Option was exercisable on the date of death.

          8.   EFFECT OF CERTAIN CHANGES.
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               (a)  In the event there is any change in the number of
     outstanding shares of Common Stock through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, the Board shall make corresponding adjustments to the number of shares of Common Stock available for Options under this Agreement, the number of such shares covered by this Option, and the price per share of this Option in order to approximately reflect any increase or decrease in the number of issued shares of Common Stock; provided,

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     however, that any fractional shares of Common Stock resulting from such adjustment shall be eliminated. Any determination made by the Board relating to such adjustments shall be final, binding and conclusive.

               (b) In the event of a change in the Common Stock of the Company, as constituted as of the date of this Agreement, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Agreement.

               (c) Notwithstanding subsections (a) and (b) of this Section 8, upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own at least 51% of the Company's Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or 51% or more of the then outstanding shares of Common Stock of the Company to another corporation or entity (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the "Transaction"), at the option of Employee, this Option Agreement may terminate; provided however, that

                    (i) the Option granted hereunder shall become immediately exercisable in full and shall remain exercisable until the effective date of such Transaction; and

                    (ii) the termination of this Option Agreement, and any exercise of the Option granted hereunder (to the extent that the holder's right to exercise such Option has been accelerated by the operation of Section 8(c)(i)), shall be subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of this Option shall be void and this Option shall thereafter be exercisable only as permitted by the this Option Agreement, which shall remain in full force and effect.

               (d) Except as hereinbefore expressly provided in this Section 8, the Employee shall have no rights by reason

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     of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option. The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

          9.   GENERAL RESTRICTION.  The Company agrees that it will take any
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and all actions reasonably necessary to cause a Registration Statement on Form
S-8 under the Act (as defined below) to be filed and become effective and remain effective with the Securities and Exchange Commission ("SEC") and, if appropriate, seek the listing, qualification, and consent or approval of any governmental regulatory body if necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, provided, however, that the Option granted hereunder shall be subject to the requirement that such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective free of any condition not acceptable to the Committee. Until such time as the Common Stock to be issued hereunder has been registered under the Securities Act of 1933, as amended (the "Act"), each person exercising a right hereunder may be required by the Company to give a written representation that he or she is acquiring the shares to be issued hereunder for investment only and not with a view to, or for sale in conjunction with, the distribution of any part thereof and to acknowledge in writing that (a) shares of Common Stock issued hereunder will bear a legend restricting their transfer except in accordance with the provisions of the Act and (b) appropriate stock transfer instructions will be placed with the Company's transfer agent likewise restricting transfer except in accordance with the provisions of the Act.

          10.  RIGHTS AS A STOCKHOLDER.  Neither Employee nor any other person
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shall have rights as a stockholder of the Company with respect to any shares issuable hereunder until the date of issuance of a stock certificate to him or her for such shares.

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          11.  NO CONTRACT OF EMPLOYMENT.  The grant of the Options hereunder
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shall not be deemed to be an employment contract nor to obligate the Company or any Subsidiary to continue the employment of the Employee.

          12.  RESERVED SHARES.  The Company shall at all times during the term
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of the Option, reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issuance and transfer of all shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          13.  STATUS OF OPTION.  The Option granted hereunder is not intended
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to qualify and shall not be treated as an incentive stock option as provided by
Section 422 of the Code.

          14.  NOTICE OF DISPOSITION.  Employee shall notify the Company in
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writing within five (5) business days of any intended disposition of any Common
Stock that was issued upon the exercise of the Option granted herein. Employee shall notify the Company within three (3) business days after the completion of such disposition.

          15.  EFFECTIVENESS OF AGREEMENT.  This Option Agreement shall become
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effective upon the date executed.

          IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officers thereunto duly authorized, and Employee has hereunto set his hand, all on the day and year first above written.

                                  EARL SCHEIB, INC., a Delaware
                                  corporation


                                  By:________________________________
                                        Daniel A. Seigel
                                        Chief Executive Officer


                                  EMPLOYEE


                                  By:________________________________
                                        Christian Bement
                                        Executive Vice President

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